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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                 FORM 8-K/A


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) March 31, 2003
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                      Commission File Number 33-64325
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                          REUNION INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)


        DELAWARE                                    06-1439715
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(State of Incorporation)              (I.R.S. Employer Identification No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
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       (Address of principal executive offices, including zip code)


                              (412) 281-2111
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           (Registrant's telephone number, including area code)


                              Page 1 of 2 pages.

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               FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISKS

     This Current Report on Form 8-K/A contains forward-looking statements as defined by Section 21E of the Securities Act of 1934, as amended, concerning the Registrant's record date and annual meeting of stockholders. The inclusion of such information should not be regarded as a representation by Reunion or any other person that the forward-looking statements will occur.

    This Current Report on Form 8-K/A amends Item 5. Other Events of the Current Report on Form 8-K as filed on March 31, 2003 for the following information:

ITEM 5.   Other Events.
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Change in Record Date for Stockholders entitled to vote at the
  2003 Annual Meeting of Stockholders of Reunion Industries, Inc.

     Reunion Industries, Inc. (the "Company") has changed the date of record for determining stockholders entitled to notice of and to vote at the Company's 2003 Annual Meeting of Stockholders to May 15, 2003 from April 15, 2003. The meeting, previously announced as being set for Thursday, June 26, 2003 to be held at the Company's offices at 11 Stanwix Street, Pittsburgh, PA 15222, remains unchanged.

     Proposals of stockholders of Reunion Industries intended to be presented at the 2003 Annual Meeting of Stockholders must be received in writing by the Secretary of Reunion Industries at 11 Stanwix Street, Suite 1400, Pittsburgh, PA 15222 no later than May 19, 2003. If such proposals are in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, they will be included in the proxy statement and set forth on the form of proxy issued for the annual meeting of stockholders.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  May 5, 2003                            REUNION INDUSTRIES, INC.
       -----------                                  (Registrant)

                                              By: /s/ John M. Froehlich
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                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer




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